EATON VANCE INCOME FUND OF BOSTON

Supplement to Summary Prospectus dated March 1, 2025

as may be supplemented and/or revised from time to time

The following change is effective March 31, 2025:

The following replaces “Portfolio Managers” under “Management”:

Portfolio Managers

Justin H. Bourgette, CFA, Managing Director of Morgan Stanley and Vice President of BMR, has managed the Fund since March 2025.

Stephen C. Concannon, CFA, Managing Director of Morgan Stanley and Vice President of BMR, has managed the Fund or the Portfolio the Fund previously invested in since November 2014.

Kelley Gerrity, Managing Director of Morgan Stanley and Vice President of BMR, has managed the Fund or the Portfolio the Fund previously invested in since June 2019.

Bo Hunt, Managing Director of Morgan Stanley and Vice President of BMR, has managed the Fund since March 2025.

Jeffrey D. Mueller, Managing Director of Morgan Stanley and of EVAIL, has managed the Fund or the Portfolio the Fund previously invested in since June 2019.

March 24, 2025	48597-00 3.24.25